BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock 60/40 Target Allocation ETF V.I. Fund

(the “Fund”)

Supplement dated May 18, 2022 to the Prospectus of the Fund, dated May 1, 2022, as supplemented to date

Effective immediately, the Fund’s Prospectus is amended as follows:

The section entitled “Details About the Fund – Information about the ETFs – ETFs” is amended to add the following underlying ETFs to the table:

Fund Name	Investment Objective and Principal Investment Strategies
iShares® S&P Small-Cap 600 Value ETF

The fund seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics.

The fund seeks to track the investment results of the S&P SmallCap 600 Value IndexTM (the “Underlying Index”), which measures the performance of the small-capitalization value sector of the U.S. equity market. It is a subset of the S&P SmallCap 600® (the “Parent Index”) and consists of those stocks in the Parent Index exhibiting the strongest value characteristics, as determined by S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc. The Underlying Index represented approximately 52.92% of the market capitalization of the Parent Index as of March 31, 2021. The value characteristics used by the Index Provider include book value to price ratio, earnings to price ratio and sales to price ratio. The stocks in the Parent Index have a market capitalization between $750 million and $3.3 billion at the time of inclusion in the Underlying Index (which may fluctuate depending on the overall performance of the equity markets). As of March 31, 2021, a significant portion of the Underlying Index is represented by securities of companies in the consumer discretionary, financials and industrials industries or sectors. The components of the Underlying Index are likely to change over time.

Fund Name	Investment Objective and Principal Investment Strategies
iShares® U.S. Infrastructure ETF

The fund seeks to track the investment results of an index composed of equities of U.S. companies that have infrastructure exposure and that could benefit from a potential increase in domestic infrastructure activities.

The fund seeks to track the investment results of the NYSE® FactSet U.S. Infrastructure Index™ (the “Underlying Index”), which is designed to measure the performance of equity securities of U.S. companies involved in U.S. focused infrastructure activities (as determined by ICE Data Indices, LLC or its affiliates.

The Underlying Index is composed of equity securities primarily listed on the New York Stock Exchange (“NYSE”), NYSE American or NASDAQ (excluding master limited partnerships (MLPs), royalty trusts, business development companies (BDCs), and American depositary receipts) that are classified to be under one of the 95 infrastructure-related industries as defined by FactSet Revere Business Industry Classification System. Each company in the Underlying Index is classified as either Category 1 or Category 2, where Category 1 companies are infrastructure enablers and Category 2 are infrastructure asset owners and operators.

Infrastructure enablers are potential beneficiaries of infrastructure investment in the U.S. Category 1 companies in the Underlying Index include companies in construction and engineering services, machineries and materials. Infrastructure asset owners and operators are companies associated with traditional equity infrastructure investing. Category 2 companies in the Underlying Index include companies in energy transportation and storage, railroad transportation, and utilities.

At the time of inclusion, eligible companies must derive 50% or more of their annual revenues from the U.S. The Underlying Index applies an equal weighting to Category 1 and Category 2, and within each category, an equal weighting is also applied to all individual securities.

The Underlying Index will be reviewed and reconstituted annually in March each year. Constituent weights of the Underlying Index are rebalanced quarterly. The Underlying Index includes large-, mid- or small-capitalization companies and may change over time. As of March 31, 2021, a significant portion of the Underlying Index is represented by securities of companies in the industrials, infrastructure, materials and utilities industries or sectors. The components of the Underlying Index are likely to change over time.

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Shareholders should retain this Supplement for future reference

PRO-VAR-TA-0522SUP

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